UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007

CRDENTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5001 LBJ Freeway, Suite 850
Dallas, Texas 75244

(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 26, 2007, Crdentia Corp. (the “Company”) entered into and completed an initial closing on a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors for the private placement of 15,666,667 shares of common stock at a price of $0.30 per share and warrants to purchase up to 7,833,333 shares of common stock (the “Warrants”), for aggregate proceeds of $4,700,000. The Warrants are immediately exercisable, have an exercise price of $0.35 per shares and have a five (5) year term. The Securities Purchase Agreement allows for additional closings for up to ten (10) business days following the initial closing, for aggregate proceeds of up to a maximum of $7,500,000. The shares have been and will be issued in a private placement transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. The Company has also entered into a Registration Rights Agreement with the investors, pursuant to which the Company has agreed to cause a resale registration statement covering the shares sold pursuant to the Purchase Agreement and the shares issuable upon exercise of the Warrants to be filed within 30 days after the initial closing date.

C. Fred Toney, the Chairman of the Company’s board of directors, individually and through affiliated entities invested $1,850,000 in the private placement for 6,166,667 shares of common stock and warrants to purchase 3,083,333 shares of common stock. Mr. Toney abstained from the board of directors’ vote in favor of the private placement.

The foregoing descriptions of the transaction documents do not purport to be complete and are qualified in their entirety by the Securities Purchase Agreement, the Registration Rights Agreement  and the form of Common Stock Purchase Warrant attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, respectively, to this current report on Form 8-K and incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant.
10.1	Securities Purchase Agreement, by and between the Company and the investors identified on the signature pages thereto, dated as of October 26, 2007.
10.2	Registration Rights Agreement, by and between the Company and the investors identified on the signature pages thereto, dated as of October 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.

October 29, 2007	By:	/s/ James J. TerBeest
James J. TerBeest
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant.
10.1	Securities Purchase Agreement, by and between the Company and the investors identified on the signature pages thereto, dated as of October 26, 2007.
10.2	Registration Rights Agreement, by and between the Company and the investors identified on the signature pages thereto, dated as of October 26, 2007.